Filed with the Securities and Exchange Commission on October 1, 2025

1933 Act Registration File No. [   ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No. __

☐ Post-Effective Amendment No. __

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day pursuant to Rule 488.

Title of Securities Being Registered:

Optima Strategic Credit Fund – Founders Class Shares and Investor Class Shares

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The RBB Fund, Inc.

On behalf of

Optima Strategic Credit Fund

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

1-866-239-2026

[    ], 2025

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Optima Strategic Credit Fund (the “Acquired Fund”), a series of The RBB Fund, Inc. (the “Company”), has been scheduled for January [ ], 2026 (the “Special Meeting”). At the Special Meeting, shareholders of the Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of the Acquired Fund into the Optima Strategic Credit Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”). The Reorganization Agreement will provide for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (the “Reorganization”).

Optima Asset Management LLC (“Optima”) is the investment advisor for the Acquired Fund and Anthony Capital Management, LLC (the “Sub-Advisor”) is the investment sub-advisor for the Acquired Fund. If the Reorganization is approved by shareholders of the Acquired Fund, Optima and the Sub-Advisor will continue to serve as the investment advisor and investment sub-advisor, respectively, for the Acquiring Fund. The investment objectives, strategies and policies of the Acquiring Fund and the Acquired Fund are the same or substantially similar, as further described in the attached Proxy Statement/Prospectus.

As described further below, in order to implement the Reorganization, IMST II will establish the Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization. The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the Acquired Fund at the time of the Reorganization. Shares will be exchanged as follows:

The RBB Fund, Inc.		Investment Managers Series Trust II
Optima Strategic Credit Fund		Optima Strategic Credit Fund
Founders Class Investor Class Shares *	→ →	Founders Class Investor Class Shares

*The Acquired Fund’s Investor Class Shares have not commenced operations and the Acquired Fund does not intend to launch Investor Class Shares prior to the Reorganization.

If the shareholders of the Acquired Fund do not approve the Reorganization of the Acquired Fund, then the Reorganization will not be implemented, the Acquired Fund will remain a series of the Company and Optima and the Sub-Advisor will continue to serve as the investment advisor and the investment sub-advisor, respectively, of the Acquired Fund. The Board of Directors of the Company (the “Board”) may then consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible merger with another fund or liquidation of the Acquired Fund.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Acquired Fund’s investment advisor, Optima, the Board unanimously approved the Reorganization and the solicitation of the Acquired Fund’s shareholders with respect to the Reorganization Agreement.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-866-239-2026. If you were a shareholder of record of the Acquired Fund as of the close of business on [ ], 2025, the record date for the Special Meeting, you are entitled to notice of, and to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Company at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Steven Plump

Steven Plump

President

The RBB Fund, Inc.

On behalf of

Optima Strategic Credit Fund

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

1-866-239-2026

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY [ ], 2026

The RBB Fund, Inc., a Maryland corporation (the “Company”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Optima Strategic Credit Fund (the “Acquired Fund”) on January [ ], 2026, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, at 11:00 a.m. local time. At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and vote upon the proposal below.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the Optima Strategic Credit Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders of record of the Acquired Fund at the close of business on [ ], 2025 (the “Record Date”), the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Company at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

YOUR VOTE IS IMPORTANT.

Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

By Order of the Board of Directors of The RBB Fund, Inc.

James Shaw

James Shaw

Secretary

The RBB Fund, Inc.

On behalf of

Optima Strategic Credit Fund

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

1-866-239-2026

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the Optima Strategic Credit Fund (the “Acquired Fund”), a series of The RBB Fund, Inc. (the “Company”) at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for Optima Strategic Credit Fund (the “Acquiring Fund”), a new series of Investment Managers Series Trust II (“IMST II”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Company in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to the Acquired Fund (the “Reorganization Agreement”) between the Company and IMST II (the form of which is attached as Appendix A) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

Approval of the shareholders of the Acquired Fund is needed to proceed with the Reorganization. The Special Meeting will be held on January [ ], 2026 to consider the proposal. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented, the Acquired Fund will remain a series of the Company and Optima Asset Management LLC (“Optima”) will remain the investment advisor of the Acquired Fund and Anthony Capital Management, LLC (the “Sub-Advisor”) will remain as the investment sub-advisor to the Acquiring Fund. The Board of Directors of the Company (the “Board”) may then consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible merger with another fund or the liquidation of the Acquired Fund. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Acquired Fund proposed to be reorganized into the Acquiring Fund?

Answer: Optima, the Acquired Fund’s current investment advisor, believes that the Reorganization will provide benefits to the Acquired Fund’s existing shareholders in the form of operating expenses, before waivers, that are expected to be lower than the operating expenses of the Acquired Fund. In addition, the Acquiring Fund will pay the same annual advisory fee rate currently paid by the Acquired Fund. Optima has also contractually agreed to maintain the expense limitation arrangement that is in place for the Acquired Fund for the Acquiring Fund for at least the two-year period immediately following the Reorganization.

Optima believes that the Reorganization and expected lower expenses of the Acquiring Fund, before waivers, could potentially make the Acquiring Fund more attractive to prospective investors, which could potentially add size and scale to the Acquiring Fund, therefore resulting in further decreased operating expenses over the long term. Therefore, Optima has recommended, and the Board has approved, that the Acquired Fund be reconstituted as a series of IMST II.

i

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Reorganization Agreement, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of full and fractional shares of the Acquiring Fund corresponding in class to the shareholder’s shares of the Acquired Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization.

If the Reorganization of the Acquired Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Company		IMST II
Optima Strategic Credit Fund		Optima Strategic Credit Fund
Founders Class Investor Class Shares*	→ →	Founders Class Investor Class Shares

*The Acquired Fund’s Investor Class Shares have not commenced operations and the Acquired Fund does not intend to launch Investor Class Shares prior to the Reorganization.

If the Reorganization Agreement is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization of the Acquired Fund is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about January [ ], 2026.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objective and principal investment strategies and substantially similar policies as the Acquired Fund, as further described in the attached Proxy Statement/Prospectus. Optima will serve as the investment advisor to the Acquiring Fund and the Sub-Advisor will serve as the investment sub-advisor to the Acquiring Fund. The primary differences will be: (1) the service providers that provide Third Party Service Arrangements to the Acquiring Fund will be different; (2) the Acquiring Fund will be a series of IMST II instead of the Company; and (3) the Acquiring Fund will be governed by a different board of trustees than the Acquired Fund’s board of directors.

You will receive shares of the Acquiring Fund corresponding in class to your shares of the Acquired Fund held immediately prior to the Reorganization and equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of those shares of the Acquired Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Question: Who will manage the Acquiring Fund?

Answer: If the Reorganization is approved, Optima, the investment advisor to the Acquired Fund, will become the investment advisor to the Acquiring Fund. Optima will enter into an investment advisory agreement with IMST II, on behalf of the Acquiring Fund, that will become effective on the date of the Reorganization (the “Initial Advisory Agreement”). In addition, the Sub-Advisor will continue as the investment sub-advisor to the Acquiring Fund. The Sub-Advisor will enter into an investment sub-advisory agreement with Optima, that will become effective on the date of the Reorganization (the “Initial Sub-Advisory Agreement”). Because Optima and the Sub-Advisor will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the Reorganization, the Reorganization will not change the way your investment assets are managed.

Stanhope Capital Group (“Stanhope Capital”), one of Europe’s largest independent wealth management and advisory firms, owns an indirect controlling interest in Optima. On September 2, 2025, Corient, a U.S. based wealth management firm, announced the acquisition of Stanhope Capital (the “Acquisition”). The Acquisition is expected to close in the first half of 2026, after the expected closing of the Reorganization, resulting in a change of control of Optima and causing an assignment and termination of the Initial Advisory Agreement and Initial Sub-Advisory Agreement.

As the Reorganization is expected to occur before the Acquisition, the Board of Trustees of IMST II has approved, and the sole initial shareholder of the Acquiring Fund will be asked to approve, an investment advisory agreement between IMST II, on behalf of the Acquiring Fund, and Optima (the “Replacement Advisory Agreement”), and an investment sub-advisory agreement between Optima and the Sub-Advisor (the “Replacement Sub-Advisory Agreement”), each of which will become effective upon the closing of the Acquisition. In connection with their proposed approval of the Replacement Advisory Agreement and Replacement Sub-Advisory Agreement, the Board of Trustees of IMST II was, and the sole initial shareholder will be, informed that: (i) the senior management at Optima and the Sub-Advisor will remain materially intact after the Acquisition; (ii) the Replacement Advisory Agreement and the Replacement Sub-Advisory Agreement include the same terms and conditions as the Initial Advisory Agreement and Initial Sub-Advisory Agreement, respectively; (iii) the services provided by Optima and the Sub-Advisor to the Acquiring Fund will be the same under the Replacement Advisory Agreement and Replacement Sub-Advisory Agreement, respectively; (iv) the fee rate paid by the Acquiring Fund under the Initial Advisory Agreement will be the same under the Replacement Advisory Agreement; (v) the fee rate paid to the Sub-Advisor by Optima under the Initial Sub-Advisory Agreement will be same under the Replacement Sub-Advisory Agreement; and (vi) the individuals who provide portfolio management services to the Acquiring Fund under the Initial Advisory Agreement and Initial Sub-Advisory Agreement will remain the same after the Acquisition.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The Acquiring Fund will pay the same annual advisory fee rate currently paid by the Acquired Fund. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund before waivers are expected to be lower than those of the Acquired Fund and total annual fund operating expenses of the Acquiring Fund after waivers are expected to be the same as those of the Acquired Fund. Optima has agreed to enter into an expense limitation agreement comparable to the Acquired Fund’s current expense limitation agreement to ensure that total annual fund operating expenses of the Acquiring Fund will be no higher than the total annual fund operating expense of the Acquired Fund for a period of two years from the date of the Reorganization.

Optima is permitted to seek reimbursement from the Acquiring Fund of fees waived or payments made by Optima to the Acquired Fund prior to the Reorganization, for a period ending three years after the date of the waiver or payment. Similarly, Optima is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Optima to the Acquiring Fund for a period ending three years after the date of the waiver or payment. In each case, such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement.

The Acquired Fund and Acquiring Fund have each adopted a distribution plan for Investor Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Investor Class Shares.

Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization.

Question: Will there be any portfolio repositioning or other costs in connection with the Reorganization?

Answer: The Acquired Fund and the Acquiring Fund do not expect any portfolio repositioning (i.e., sale of securities) or other associated costs, such as brokerage commissions incurred from the sale of securities, in connection with the Reorganization. However, if any such portfolio repositioning were to occur, such costs would be borne by the Acquired Fund.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Optima (or any affiliate thereof) will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, at an approximate cost of $[ ]. Optima (or any affiliate thereof) will pay the expenses associated with the Reorganization regardless of whether the Reorganization occurs. Neither the Acquired Fund nor the Acquiring Fund will incur any expenses in connection with the Reorganization.

Question: Will the Board and Service Providers Change?

Answer: Yes. The Company and IMST II have different boards of directors/trustees and officers. The Company and IMST II also have different arrangements for custody, administration, transfer agency, distribution and accounting services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Company and IMST II by the following:

	Company	IMST II
Administrator	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	IMST Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

Question: What action has the Board of Directors taken?

Answer: After careful consideration and upon recommendation of Optima, the Board unanimously approved the Reorganization Agreement and authorized the solicitation of proxies on the proposal.

Question: How does the Board of Directors recommend that I vote?

Answer: After careful consideration and upon recommendation of Optima, the Board recommends that shareholders vote “FOR” the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote (i) by telephone using the toll-free number found on your proxy card, (ii) by using the enclosed postage-paid envelope to mail your proxy card, (iii) by voting via the Internet, or (iv) by attending in person the Special Meeting on January [ ], 2026. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

v

Question: Who is eligible to vote?

Answer: Shareholders of record of the Acquired Fund as of the close of business on [ ], 2025 (the “Record Date”), are entitled to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Acquired Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposals presented at the Special Meeting.

Question: What vote is required to approve the Proposal?

Answer: Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

Question: What will happen if the proposal is not approved by shareholders?

Answer: If sufficient votes are not obtained to approve the proposal, then the Reorganization will not be implemented, the Acquired Fund will remain as a series of the Company and Optima will continue to serve as investment advisor of the Acquired Fund. The Board may then consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible merger with another fund or the liquidation of the Acquired Fund.

Question: Who do I call if I have questions?

Answer: Please call the toll-free number listed on your ballot if you have any questions regarding the Reorganization. Representatives are available Monday through Friday [9:00 a.m. to 7:00 p.m]. Eastern Time.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

[   ], 2025

FOR THE REORGANIZATION OF

Optima Strategic Credit Fund

a series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

1-866-239-2026

INTO

Optima Strategic Credit Fund

a series of Investment Managers Series Trust II

c/o UMB Fund Service, Inc

235 W. Galena Street
Milwaukee, Wisconsin 53212

[    ]

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Optima Strategic Credit Fund (the “Acquired Fund”), a series of the Company, to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on January [ ], 2026 at 11:00 a.m. local time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the proposal below.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the Optima Strategic Credit Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted by writing to the Company, by voting in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions, or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Acquired Fund is a series of the Company, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Maryland corporation. The Acquiring Fund is a newly created series of IMST II, an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	The Acquired Fund’s Prospectus and Statement of Additional Information each dated December 31, 2024, as filed with the SEC on December 31, 2024 (Accession No. 0001398344-24-023796);

•	The Acquired Fund’s Annual Report and Annual Financial Statements for the fiscal year ended August 31, 2024, included in the Acquired Fund’s report on Form N-CSR as filed with the SEC on November 12, 2024 (Accession No. 0001398344-24-020527); and

•	The Acquired Fund’s Semi-Annual Report and Financial Statements for the fiscal period ended February 28, 2025, included in the Acquired Fund’s report on Form N-CSR as filed with the SEC on May 9, 2025 (Accession No. 0001398344-25-009072).

The Acquired Fund’s Prospectus has previously been delivered to shareholders of the Acquired Fund.  Copies of all of the Acquired Fund’s documents are available upon request and without charge by writing to the Company, by calling 1-866-239-2026

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual reports are available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal and before investing. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [ ], 2025 (the “SAI”), relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The SAI and additional information about the Acquired Fund and Acquiring Fund have been filed with the SEC and is available upon request and without charge by calling or writing to the Acquired Fund c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 and the Acquiring Fund at 235 W. Galena Street, Milwaukee, Wisconsin 53212. The Company expects that this Proxy Statement will be mailed to shareholders on or about [ ], 2025.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on January [ ], 2026. This Proxy Statement is available on the Internet at [ ]. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call [ ] at the toll-free number listed on your ballot. Representatives are available Monday through Friday [9:00 a.m. to 7:00 p.m.] Eastern Time.

Date: [ ], 2025

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

x

I.	Proposal – To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Optima Asset Management LLC (“Optima”), the investment advisor for the Acquired Fund, the Board has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Acquired Fund into the Acquiring Fund, a new series of IMST II (the Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board considered and approved the Reorganization at a meeting held on September [ ], 2025, subject to the approval of the Acquired Fund’s shareholders.

The Acquired Fund currently operates as a separate series of the Company. Optima currently is the investment advisor to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund’s portfolio. Optima has recommended that the Acquired Fund be reconstituted as a series of IMST II. Optima believes that the Reorganization will provide benefits to the Acquired Fund’s existing shareholders in the form of operating expenses, before waivers, that are expected to be lower than the operating expenses of the Acquired Fund. In addition, the Acquiring Fund will pay the same annual advisory fee rate currently paid by the Acquired Fund. Optima has also contractually agreed to maintain the expense limitation arrangement that is in place for the Acquired Fund for the Acquiring Fund for at least the two-year period immediately following the Reorganization. Optima believes that the Reorganization and expected lower expenses of the Acquiring Fund, before waivers, could potentially make the Acquiring Fund more attractive to prospective investors, which could potentially add size and scale to the Acquiring Fund, therefore resulting in further decreased operating expenses over the long term. Therefore, Optima has recommended, and the Board has approved, that the Acquired Fund be reconstituted as a series of IMST II. In order to reconstitute the Acquired Fund under the IMST II umbrella, a similar corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST II. If shareholders approve the Reorganization of the Acquired Fund, then all of the assets and liabilities of the Acquired Fund will be acquired by the Acquiring Fund and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund are the same, and the risks and policies are substantially similar, as described in more detail below. After the Reorganization of the Acquired Fund, Optima will serve as the Acquiring Fund’s investment advisor. Additionally, Anthony Capital Management, LLC (the “Sub-Advisor”), the investment sub-advisor to the Acquired Fund, will continue as the investment sub-advisor to the Acquiring Fund.

The Company is a multiple series fund, organized as a Maryland corporation, that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. IMST II is a multiple series trust, organized as a Delaware statutory trust, that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. IMST II is not affiliated with the Company or Optima. The Company’s Board is different than IMST II’s Board of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Company and IMST II by the following entities:

	Company	IMST II
Administrator	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	IMST Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

The Company believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST II and the Company of an opinion to such effect from tax counsel to IMST II. If the Reorganization so qualifies, the Acquired Fund and its shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of the Acquired Fund’s assets, the assumption of its liabilities, and distribution by the Acquired Fund of the Acquiring Fund’s shares in the Reorganization.

Furthermore, neither the Acquired Fund nor the Acquiring Fund will pay for the cost of the Reorganization and the Special Meeting. Optima (or any affiliate thereof) will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Optima may solicit proxies, without special compensation, by telephone or otherwise. Optima (or any affiliate thereof) will pay the expenses associated with the Reorganization regardless of whether the Reorganization occurs.

The Board of the Company, including a majority of the Directors who are not “interested persons” of the Acquired Fund as defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things: (i) the terms of the Reorganization, including the anticipated tax-deferred nature of the transaction for the Acquired Fund and its shareholders, and that the Reorganization of the Acquired Fund is expected to constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code; (ii) that the investment objectives, principal investment strategies, policies and risks of the Acquired Fund were the same or substantially similar as those of the Acquiring Fund; (iii) Optima and the Sub-Advisor will continue as investment advisor and sub-advisor, respectively, to the Acquiring Fund; (iv) that the advisory fees for the Acquired Fund and the Acquiring Fund are the same and that Optima had agreed to enter into an expense limitation agreement comparable to the Acquired Fund’s current expense limitation agreement to ensure that total annual fund operating expenses of the Acquiring Fund will be no higher than the total annual fund operating expense of the Acquired Fund for a period of two years from the date of the Reorganization; (v) that the total annual fund operating expenses before waivers of the Acquiring Fund were expected to be lower than the total annual fund operating expenses before waivers of the Acquired Fund, and total annual operating expenses after waivers of the Acquiring Fund were expected to be the same as the total annual fund operating expenses after waivers of the Acquired Fund; (vi) the qualifications and experience of the Acquiring Fund’s new service providers upon reorganization; (vii) that the Reorganization would not result in the dilution of shareholders’ interests; (viii) that the Acquired Fund will not bear the cost of the Reorganization; (ix) that the Reorganization will be submitted to the shareholders of the Acquired Fund for approval; (x) that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and (xi) that the Reorganization was recommended by Optima, the Acquired Fund’s current advisor.

Based on the foregoing and Optima’s recommendation, the Board approved the solicitation of the shareholders of the Acquired Fund to vote on the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Tables and Examples

The following shows the fees and expenses for the Acquired Fund as of June 30, 2025. Only pro forma information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed, and the pro forma information is based on the average net assets of the Acquired Fund as of June 30, 2025.

Shareholder Fees (fees paid directly from your investment)		Acquired Fund Founders Class		Acquiring Fund Founders Class (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load)		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None		None
Redemption Fee (as a percentage of amount redeemed, if applicable)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.50%		0.50%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		1.46%		1.44%[1]
Dividend and Interest Expense	0.70%		0.70%
All Other Expenses	0.76%		0.74%
Acquired Fund Fees and Expenses		0.04%[2]		0.04%[3]
Total Annual Fund Operating Expenses		2.00%		1.98%
Fees Waived and/or Expenses Reimbursed		(0.02)%[4]		(0.00)%[5]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses		1.98%[4]		1.98%[5]

[1]	The Acquiring Fund’s “Other Expenses” have been estimated for the current fiscal year, actual expenses may differ.

[2]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Acquired Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Acquired Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

[3]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Optima, actual expenses may differ.

[4]	Optima has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.25% of the Acquired Fund’s average daily net assets attributable to Founders Class Shares. In determining Optima’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.25%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, for Founders Class Shares may not be terminated without the approval of the Company’s Board of Directors. If at any time the Acquired Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.25%, Optima may recoup from the Acquired Fund any waived amount or other payments remitted by Optima within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Acquired Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

[5]	Optima has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25%of the average daily net assets of Founders Class shares of the Acquiring Fund (the “Expense Limitation”). This agreement is in effect for a period of two years from the date of the Reorganization of the Acquired Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Optima is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Optima to the Acquired Fund prior to the reorganization for a period ending three years after the date of the waiver or payment. Similarly, Optima is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Optima to the Acquiring Fund for a period ending three years after the date of the waiver or payment. In each case, such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. The total annual operating expenses of the Acquiring Fund for the current fiscal year are expected to be below the expense limitation.

Shareholder Fees (fees paid directly from your investment)		Acquired Fund Investors Class		Acquiring Fund Investor Class (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load)		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None		None
Redemption Fee (as a percentage of amount redeemed, if applicable)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.50%		0.50%
Distribution and/or Service (12b-1) Fees[1]		0.25%		0.25%
Other Expenses		1.46%[2]		1.44%[3]
Dividend and Interest Expense	0.70%		0.70%
All Other Expenses	0.76%		0.74%
Acquired Fund Fees and Expenses		0.04%[4]		0.04%[5]
Total Annual Fund Operating Expenses		2.25%		2.23%
Fees Waived and/or Expenses Reimbursed		(0.02)%[6]		(0.00)%[7]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses		2.23%[6]		2.23%[7]

[1]	Each Fund has adopted a distribution plan for Investor Class Shares pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”) that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Investor Class Shares.

[2]	“Other Expenses” for Acquired Fund’s Investor Class Shares, which had not commenced operations as of the date of this Prospectus, are estimated for the current fiscal year. The Acquired Fund does not intend to launch Investor Class Shares prior to the Reorganization.

[3]	The Acquiring Fund’s “Other Expenses” have been estimated for the current fiscal year, actual expenses may differ.

[4]	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Acquired Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Acquired Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

[5]	The Acquiring Fund’s “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year by Optima actual expenses may differ.

[6]	Optima has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.50% of the Acquired Fund’s average daily net assets attributable to Investor Class Shares. In determining Optima’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.50%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2026, for Investor Class Shares may not be terminated without the approval of the Company’s Board of Directors. If at any time the Acquired Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.50%, as applicable, Optima may recoup from the Acquired Fund any waived amount or other payments remitted by Optima within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Acquired Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

[7]	Optima has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50%of the average daily net assets of Investor Class shares of the Acquiring Fund (the “Expense Limitation”). This agreement is in effect for a period of two years from the date of the Reorganization of the Acquired Fund, and it may be terminated before that date only by IMST II’s Board of Trustees. Optima is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Optima to the Acquired Fund prior to the reorganization for a period ending three years after the date of the waiver or payment. Similarly, Optima is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by Optima to the Acquiring Fund for a period ending three years after the date of the waiver or payment. In each case, such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. The total annual operating expenses of the Acquiring Fund for the current fiscal year are expected to be below the expense limitation.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects contractual fee waiver and/or expense reimbursements only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Founders Class Shares	$201	$626	$1,076	$2,326
Acquiring Fund – Founders Class Shares (Pro forma)	$201	$621	$1,068	$2,306
Acquired Fund – Investor Class Shares	$226	$701	$1,203	$2,584
Acquiring Fund – Investor Class Shares (Pro forma)	$226	$697	$1,195	$2,565

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund are the same. The principal risks and the investment limitations and restrictions of the Acquired Fund and the Acquiring Fund are substantially similar. Each Fund’s investment objectives, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Investment Objectives

The Acquired Fund and the Acquiring Fund have the same investment objective. The investment objective for each Fund is to seek total return. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Directors or Board of Trustees, as applicable, without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The principal investment strategies of the Acquired Fund and the Acquiring Fund are the same, as described below.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in a non-diversified portfolio of credit instruments and derivative instruments that are linked to, or provide investment exposure to, credit instruments. The Fund defines credit instruments broadly to include any debt instrument, including corporate debt securities, government and agency debt securities, leveraged loans (or bank loans), municipal securities, securitized instruments (including mortgage- and asset-backed securities) and shares of registered, closed-end or open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”) that have either adopted policies to invest at least 80% of their assets in credit instruments or invest substantially all of their assets in credit instruments. The Fund may invest in domestic and foreign credit instruments of any maturity and credit rating, and may invest a majority of its assets in credit instruments that are rated below investment grade (“high yield bonds”), which are also known as “junk bonds”, and/or credit instruments that are linked to, or provide investment exposure to high yield bonds.

To pursue its investment objective, the Fund uses a trend-following strategy that seeks to identify favorable market environments in high yield bonds. The Fund’s assets are managed in accordance with the Sub-Advisor’s proprietary Tactical Risk Model (“TRM”). The TRM is a quantitatively-driven investment process that seeks to invest Fund assets (i) in high yield bonds and derivative instruments that are linked to, or provide investment exposure to, similar credit instruments when the Sub-Advisor believes that high yield bond markets are trending upwards (referred to herein as “Risk-On” environments); and (ii) in short-term fixed income securities or cash equivalents when the Sub-Advisor believes that high yield bond markets are trending downwards (referred to herein as “Risk-Off” environments). By tactically allocating its investments based upon market trends and momentum, the Fund seeks to reduce its exposure to declines in the high yield bond markets, thereby seeking to limit downside volatility and downside loss in down-trending markets. To determine whether a “Risk-On” or “Risk-Off” market environment exists, the Sub-Adviser systematically evaluates, among other things, price data from credit and equity markets, credit spreads, interest rates and other market-based indicators to provide a broad assessment of then-current market conditions.

Subject to the Sub-Advisor’s determination of the state of the then-current market environment, the Fund’s assets will generally be invested as follows:

•	“Risk-On” Environments: In “Risk-On” environments (i.e., where the Sub-Adviser believes that high-yield bond markets are trending upwards), the Fund will invest up to 25% of its assets in derivative instruments including credit default swaps (“CDS”), CDS indexes or baskets of underlying diversified high yield bond funds, high yield bond indices, high yield bond ETFs, bank loan funds, multi-sector bond funds and other fixed income funds and other ETFs.

•	“Risk-Off” Environments: In “Risk-Off” environments (i.e., where the Sub-Adviser believes that high-yield bond markets are trending downwards), the Fund’s assets will be invested primarily in cash equivalents or short-term fixed income securities, including bills, notes and bonds issued by the U.S. Treasury.

High Yield Exposure Through Credit Default Swaps

While the Fund may execute its investment strategy by investing in individual high yield securities, it is anticipated that the Fund will invest during “Risk-On” environments primarily by entering into CDS. CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) sells credit protection or takes on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy, or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund will use CDS as part of a replication tactic whereby the Fund combines a (1) CDS on a portfolio of high yield bonds with (2) investments in high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of individual high yield bonds. This two-instrument “replication portfolio” is expected to have an economic and investment return profile that is substantially similar, although not identical to, a cash portfolio of high yield bonds. If the Fund invests in a portfolio of individual high yield bonds, it earns interest and suffers losses when issuers default. Similarly, the replication portfolio receives nearly identical payments and suffers nearly identical losses to that of a portfolio of high yield bonds. The Fund receives interest (from the portfolio of high-quality securities) and receives payments from the credit protection buyer, which, in total, are approximately equal to the interest payments on a cash portfolio of high yield bonds. Additionally, the Fund makes credit default payments to the credit protection buyer counterparty that are nearly identical to credit losses the Fund would suffer from the default of issuers in a cash portfolio of high yield bonds.

The Fund anticipates that it will use a market-standard high yield reference portfolio known as the Markit CDX High Yield Index (the “CDX High Yield Index”) to execute its investment strategy. The CDX High Yield Index (composed of 5-year credit default swaps on 100 relatively liquid high yield fixed income securities issued by BB and B rated North American corporate entities) is selected and maintained by Markit Group Limited (“Markit Group”) using specific-issue recommendations and current market-based default swap rates provided by major high yield market participants, such as commercial banks and broker-dealers. Markit Group also provides daily updates of the then-current average credit default swap rate associated with each of the securities included in the CDX High Yield Index. The CDX High Yield Index and its average credit default swap rate are used by the Fund and its counterparties to set the terms of CDX High Yield Index-referenced CDS. Markit Group also provides credit default loss information and required credit event payments by conducting a survey or quasi-auction on securities included in the CDX High Yield Index that have suffered a credit event. This loss information is used to calculate payments due from a credit protection seller to the protection buyer. A new CDX High Yield Index is created every six months to update the Index for the purpose of replacing defaulted issuers and including new issuers, which are representative of the then-current high yield market. The Fund expects that it may maintain original CDS or enter into new transactions that terminate the old CDS and replace them with CDS using the newly-updated CDX High Yield Index.

The tactic of using a CDS referenced to the CDX High Yield Index differs from the tactic of investing in specific Sub-Advisor-selected high yield bonds because (1) it does not rely upon the issuer-specific credit research of the Sub-Adviser, (2) exposes the Fund to the credit risk of the counterparty in addition to the credit risk of the reference high yield portfolio, and (3) permits only long or short positions in the Index rather than more selective issuer-specific or sector-specific investments.

In addition to the CDX High Yield Index, the Fund may also use foreign credit default swap indexes to gain exposure to foreign (including emerging markets) fixed income securities.

Other Investments

The Fund may invest in a broad range of securities and engage in a broad range of investment techniques including the following:

•	Credit Instruments: The Fund may invest in foreign and domestic credit instruments, including, without limitation, corporate and sovereign debt securities, government and agency debt securities, leveraged loans (or bank loans), municipal securities, securitized instruments (including mortgage- and asset-backed securities) and shares of Underlying Funds that have either adopted policies to invest at least 80% of their assets in credit instruments or invest substantially all of their assets in credit (collectively, “Credit Instruments”).

•	High Yield Debt Securities: The Fund may invest in high yield debt securities without restriction as to issuer, counterparty, country or capitalization, and without restriction as to credit quality, maturity, issuer type or structure. The Fund may invest in investment grade corporate bonds, as well as higher-yielding, higher-risk non-investment grade corporate bonds (which are also commonly called “high yield bonds” or “junk bonds”) with medium to low credit quality ratings. High yield bonds are generally credit instruments that are rated BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Sub-Adviser, to be of comparable quality. High yield bonds have a higher expected rate of default than investment grade bonds. The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as CDS and credit default swap index products. See “High Yield Exposure Through Credit Default Swaps” section in the Fund’s principal investment strategy for more information regarding the Fund’s investments in high yield bond CDS.

•	Underlying Funds: The Fund may invest its assets in shares of Underlying Funds, to the extent permissible under 1940 Act. As a shareholder of one or more Underlying Funds, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fee and other expenses that the Fund bears directly in connection with its own operations. The Fund expects that a significant portion of the Fund’s assets may be invested in Underlying Funds.

•	Derivatives: The Fund may invest in derivative products to be used by the Fund to obtain exposure to specific asset class sectors, such as the high yield bond sector, in order to invest long in the specific asset classes. These products include CDS and credit default swap index products (including CDX High Yield Index products). The Fund may also use other derivatives including, without limitation, options transactions, other swap transactions, futures and repurchase agreements, without regard to credit quality, maturity, issuer type or structure.

•	U.S. Government Securities: The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; or (iii) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.

Defensive Periods

During defensive periods, as determined by the Sub-Advisor, the Fund may invest up to 100% of the Fund’s assets in high-quality, short-term debt securities and cash equivalents, including money market instruments and money market mutual funds. The Fund may also engage in derivative transactions to hedge against adverse price movements in credit instruments during defensive periods.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Acquired Fund and the Acquiring Fund, which are set forth in the following table. Although the Funds describe and organize them differently, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and investment strategies. The risks of the Funds are described in their respective prospectuses as follows:

Acquired Fund	Acquiring Fund

Active Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Sub-Advisor and on the Sub-Advisor’s ability to correctly identify economic trends.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Sub-Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Acquired Fund	Acquiring Fund
No corresponding principal risk factor.

Bank Loan Risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. Bank loan trades may also be subject to settlement delays. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in them may not have the protection of federal securities laws.

Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested in other securities.

Same as the Acquired Fund.

Counterparty Risk. Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

Acquired Fund	Acquiring Fund

Credit Default Swap Index Product Risk. A credit default swap index product is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk. Concentration risk refers to the certain large institutional buyers that may take large positions in credit default swaps. The failure of such a buyer could materially and adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay.

Same as the Acquired Fund.

Credit Default Swap Risk. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make specific payments to the buyer if a negative credit event occurs, such as the bankruptcy of or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty or concentration risks.

See “Derivatives Risk” below.

Credit Risk. Credit risk is the risk that an issuer or other obligated party of a debt security may be unable or unwilling to make interest and principal payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative.

Acquired Fund	Acquiring Fund

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, Advisor, Sub-Advisor, custodian, transfer agent, distributor and/or other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its Advisor and Sub-Advisor have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Derivatives Risk. The Fund’s investments in derivative instruments including options, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Derivatives Risk. The Fund’s use of derivatives may be considered aggressive and may expose the Fund to greater risks and larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

•      Credit default swap risk. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make specific payments to the buyer if a negative credit event occurs, such as the bankruptcy of or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty or concentration risks.

Acquired Fund	Acquiring Fund
• Futures risk. The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. In addition, the information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Acquired Fund	Acquiring Fund

Fixed Income Securities Risk. Fixed income securities in which the Fund or an Underlying Fund may invest are subject to certain risks, including: interest rate risk, prepayment risk and credit/default risk. Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes. Prepayment risk involves the risk that in declining interest rate environments prepayments of principal could increase and require the Fund or an Underlying Fund to reinvest proceeds of the prepayments at lower interest rates. Credit risk involves the risk that the credit rating of a security may be lowered.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Futures Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

See “Derivatives Risk” above.

Government Intervention and Regulatory Changes Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

See “Recent Market Events” below.

Acquired Fund	Acquiring Fund

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related investments. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk, speculative investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Advisor. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield, and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Interest rates in the United States and many other countries have risen in recent periods and may continue to remain elevated for the foreseeable future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience higher interest rates over its investment horizon.

Interest Rate Risk.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Acquired Fund	Acquiring Fund

Leveraging Risk. Investments in derivative instruments may give rise to a form of leverage. The Sub-Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Sub-Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Leveraging Risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Market Risk. The value of the Fund’s holdings and investment return will fluctuate based upon changes in the value of its investments. The market value of the Fund’s holdings is based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Acquired Fund	Acquiring Fund
No corresponding principal risk factor.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

No corresponding principal risk factor.

Municipal Bonds Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal bonds. If the Internal Revenue Service (the “IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, the security could significantly decline in value, and a portion of the distributions to shareholders of the Fund could be recharacterized as taxable.

Acquired Fund	Acquiring Fund

Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Portfolio Turnover Risk. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund’s investment objective and policies. Therefore, it is possible that the Fund may experience high rates of portfolio turnover. High portfolio turnover will cause the Fund to incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. A portfolio turnover rate of 100% is considered to be high.

No corresponding principal risk factor.

Preferred Securities Risk. Preferred securities are contractual obligations that entail rights to distributions declared by the issuer, but the issuer may be permitted to defer or suspend distributions for a certain period of time. Preferred securities may pay fixed or adjustable rates of return. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Furthermore, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

No corresponding risk factor for the Acquiring Fund.

Acquired Fund	Acquiring Fund

Quantitative Trading Strategy Risk.  The Sub-Advisor uses quantitative methods to select Fund investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Sub-Advisor to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Same as the Acquired Fund.
See “Market Risk” above.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars, or threats of war and aggression, such as Russia’s invasion of Ukraine and the conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Acquired Fund	Acquiring Fund

Sector Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such geographic region or economic sector.

No corresponding risk factor for the Acquiring Fund.

Underlying Funds Risk. The Fund may invest in shares of registered, closed-end or open-end investment companies and ETFs. Investments in ETFs are subject to the risks of the securities in which those investment companies invest. Your cost of investing in the Fund, as a fund that invests in Underlying Funds, may be higher than the cost of investing in a fund that only invests directly in individual securities. Fund shareholders will indirectly pay a portion of the operating costs of the Underlying Funds in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its NAV; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies. These regulatory changes may adversely impact the Fund’s investment strategies and operations.

Underlying Fund Risk. Other registered investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisors expect the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Acquired Fund	Acquiring Fund

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Although U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by U.S. government agencies and U.S. government-sponsored instrumentalities or enterprises are supported by varying degrees of credit and may or may not be backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so. Further, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government Securities markets and ultimately the Fund.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Valuation Risk. The debt securities in which the Fund and Underlying Funds invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund or Underlying Funds will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund or an Underlying Fund were to change pricing services, or if the Fund or an Underlying Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Advisor using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Advisor had not fair-valued the security or had used a different valuation methodology.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth in the following table. The fundamental limitations of the Acquired Fund and the Acquiring Fund are substantially similar. The fundamental limitations may only be amended with shareholder approval.

Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Issuing Senior Securities and Borrowing

The Fund may not issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC.

The Fund may not borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33⅓% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Underwriting

The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Real Estate

The Fund may not purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.

The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).
Concentration

The Fund may not invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry or group of industries (excluding the U.S. government and its agencies and instrumentalities).*

The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities).

Commodities	The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Loans	The Fund may not make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.	The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

*For purposes of this investment restriction the Acquired Fund may not purchase any securities which would cause 25% or more of the value of the Acquired Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States or any of its authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

The Acquired Fund and the Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy:

Policy	Acquired Fund’s Non-Fundamental Investment Policies	Acquiring Fund’s Non-Fundamental Investment Policies
Illiquid Investments	Same as the Acquiring Fund.

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Changes to 80% Investment Policy

The Fund may not make any change in its policy to invest 80% of its net assets (including borrowings for investment purposes) in fixed income securities under normal market conditions unless it provides its shareholders with at least 60 days prior written notice.

Same as the Acquired Fund.
Control or Management

The Fund may not make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

No corresponding non-fundamental investment policy.
Margin	The Fund may not purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments, including foreign exchange forward contracts, shall not constitute purchasing securities on margin.	Same as the Acquired Fund.

E.	Comparison of Investment Advisory Agreements

1.	Investment Advisory Agreements

Current Advisory Agreement

Optima Asset Management LLC, located at 10 East 53rd Street, New York, New York 10022, serves as the investment advisor to the Acquired Fund. Subject to the oversight of the Board, Optima is responsible for management of the Acquired Fund’s investment portfolio.

Subject to the supervision of the Board, the Optima provides for the overall management of the Acquired Fund, including supervision of the Sub-Adviser. Optima renders advisory services to the Acquired Fund pursuant to an Investment Advisory Agreement (“Current Advisory Agreement”). Under the terms of the Current Advisory Agreement, Optima is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with any matter related to the Current Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Optima with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Optima’s duties or obligations under the Current Advisory Agreement or by reason of Optima’s reckless disregard of its duties and obligations under the Current Advisory Agreement. The Current Advisory Agreement continues in force from year to year with respect to the Acquired Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Current Advisory Agreement may be terminated with respect to Acquired Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Optima; or (ii) by Optima on 60 days’ written notice to the Company. In addition, the Current Advisory Agreement with respect to the Acquired Fund will terminate automatically upon its assignment. The Current Advisory Agreement with respect to the Acquired Fund was submitted for approval by the initial shareholder of the Acquired Fund prior to the Acquired Fund’s commencement of operations on December 29, 2021. The Current Advisory Agreement with respect to the Acquired Fund was last renewed by the Company’s Board on May 13-14, 2025.

Under the Current Advisory Agreement, Optima is entitled to receive a monthly fee from the Acquired Fund calculated at an annual rate of 0.50% of the Fund’s average daily net assets. Optima has contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.25% or 1.50% of the Acquired Fund’s average daily net assets attributable to Founders Class Shares and Investor Class Shares, respectively. In determining Optima’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net total annual Fund operating expenses to exceed 1.25% and 1.50% for the Founders Class and Investor Class Shares, respectively: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. If at any time the Acquired Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) for a year are less than 1.25% and 1.50% for the Founders Class Shares and Investor Class Shares, respectively, Optima may recoup any waived or reimbursed amounts from the Acquired Fund within three years from the date on which such waiver or reimbursement was made by the Optima, provided such reimbursement does not cause the Fund to exceed the expense limitations that were in effect at the time of the waiver or reimbursement. This contractual limitation is in effect until December 31, 2026, and may not be terminated prior to that date without the approval of the Board.

The investment advisory fees paid by the Acquired Fund to Optima and the fee waiver during the Acquired Fund’s most recent fiscal year ended August 31, 2024, were as follows:

Advisory Fees Paid (after waivers and reimbursements)	Waiver and/or Reimbursements	Recoupment
$96,075	$(34,140)	$0

New Advisory Agreement

If the Reorganization is approved, Optima will serve as the investment advisor to the Acquiring Fund pursuant to a new investment advisory agreement between IMST II, on behalf of the Acquiring Fund, and Optima (the “New Advisory Agreement”). Similar to the Current Advisory Agreement, the New Advisory Agreement describes the services Optima will provide to the Acquiring Fund, which are similar to the services currently provided by Optima to the Acquired Fund. As the Acquiring Fund’s investment advisor, Optima will have the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection will be responsible for making recommendations to the Board of Trustees of IMST II with respect to hiring, termination and replacement of any sub-advisor of the Acquiring Fund. Optima is not liable to IMST II under the terms of the New Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Optima or IMST II in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Optima with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Optima’s part in the performance of its duties or from reckless disregard by it of its duties under the New Advisory Agreement. The New Advisory Agreement may be terminated at any time, without the payment of any penalty: (i) by the IMST II Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Optima; or (ii) by Optima on 60 days’ written notice to the IMST II Board. In addition, as with the Current Advisory Agreement, the New Advisory Agreement will terminate automatically upon its assignment. If the Reorganization is approved by the shareholders of the Acquired Fund, the New Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the New Advisory Agreement, unless sooner terminated as provided in the New Advisory Agreement. The New Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

For its services under the New Advisory Agreement, Optima will be entitled to a management fee at the specified annual rate of 0.50% of the Acquiring Fund’s average daily net assets, which is the same rate that Optima currently is entitled to receive from the Acquired Fund. In addition, Optima has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, interests, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% or 1.50% of the Acquiring Fund’s average daily net assets attributable to Founders Class shares and Investor Class shares, respectively. This agreement is in effect for a period of two years from the date of the Reorganization and it may be terminated before that date only by the IMST II Board of Trustees. Optima is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Following the Reorganization, Optima would have the ability to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived and expenses reimbursed by Optima to the Acquired Fund prior to the Reorganization for a period ending three years after the date of the waiver or payment. In each case such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

2.	Investment Sub-Advisory Agreement

Current Sub-Advisory Agreement

Anthony Capital Management, LLC, located at 421 George Street, Suite 206, De Pere, Wisconsin 54115, serves as the investment sub-adviser to the Acquired Fund pursuant to an investment sub-advisory agreement dated December 29, 2021 (the “Current Sub-Advisory Agreement”) with the Company and Optima. Pursuant to the Current Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Acquired Fund, may make investment decisions for the Acquired Fund as determined necessary by the Sub-Adviser, and continuously reviews, supervises and administers the investment program of the Acquired Fund, subject to the supervision of Optima and the Board.

Under the terms of the Current Sub-Advisory Agreement, the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by Optima or the Company in connection with any matter related to the Current Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Advisor’s duties or obligations under the Sub-Advisory Agreement or by reason of the Sub-Advisor’s reckless disregard of its duties and obligations under the Current Sub-Advisory Agreement. The Current Sub-Advisory Agreement continues in force from year to year with respect to the Acquired Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Current Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Optima and the Sub-Advisor; or (ii) by Optima or the Sub-Advisor on 60 days’ written notice to the Company. In addition, the Sub-Advisory Agreement with respect to the Acquired Fund will terminate automatically upon its assignment. The Sub-Advisory Agreement with respect to the Acquired Fund was submitted for approval by the initial shareholder of the Acquired Fund prior to the Acquired Fund’s commencement of operations on December 29, 2021. The Sub-Advisory Agreement with respect to the Acquired Fund was last renewed by the Company’s Board on May 13-14, 2025.

Pursuant to the Current Sub-Advisory Agreement, for its services, the Sub-Adviser receives a fee from Optima equal to 50% of the net advisory fee received by Optima from the Fund.

New Sub-Advisory Agreement

If the Reorganization is approved, the Sub-Advisor will serve as investment sub-advisor to the Acquiring Fund pursuant to a new investment sub-advisory agreement with Optima (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement describes the services that the Sub-Advisor will provide to the Acquiring Fund, which are similar to the services currently provided by the Sub-Advisor to the Acquired Fund.

Under the terms of the New Sub-Advisory Agreement, the Sub-Advisor is not liable to IMST II or Optima for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the New Sub-Advisory Agreement shall be deemed to protect, or purport to protect, the Sub-Advisor against any liability to the Trust or Optima to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Advisor’s duties or by reason of the Sub-Advisor’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. If the Reorganization is approved, the New Sub-Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The New Sub-Advisory Agreement may be terminated, with the payment of any penalty, (i) by the IMST II Board or (ii) by a vote of a majority of the outstanding voting securities of the Acquiring Fund, in each case on 60 days’ written notice to the Sub-Advisor, (iii) by Optima on 60 days’ written notice to the Sub-advisor and the IMST II Trust, or (iv) by the Sub-advisor on 60 days’ written notice to Optima and the IMST II Trust. The New Sub-Advisory Agreement shall terminate immediately upon its assignment or upon termination of the New Advisory Agreement.

Pursuant to the New Sub-Advisory Agreement, for its services, the Sub-Adviser will be entitled to receive a fee from Optima equal to 50% of the net advisory fee received by Optima from the Acquiring Fund, which is the same rate that the Sub-Advisor is currently entitled to receive under the Current Sub-Advisory Agreement.

F.	Acquisition of Optima’s Parent Company

Stanhope Capital Group (“Stanhope Capital”), one of Europe’s largest independent wealth management and advisory firms owns an indirect controlling interest in Optima. On September 2, 2025, Corient, a U.S. based wealth management firm, announced the acquisition of Stanhope Capital (the “Acquisition”). The Acquisition is expected to close in the first half of 2026, after the expected closing of the Reorganization, resulting in a change of control of Optima and causing an assignment and termination of the New Advisory Agreement and the New Sub-Advisory Agreement.

As the Reorganization is expected to occur before the Acquisition, the Board of Trustees of IMST II has approved, and the sole initial shareholder of the Acquiring Fund will be asked to approve, an investment advisory agreement between IMST II, on behalf of the Acquiring Fund, and Optima (the “Replacement Advisory Agreement”), and an investment sub-advisory agreement between Optima and the Sub-Advisor (the “Replacement Sub-Advisory Agreement”), each of which will become effective upon the closing of the Acquisition. In connection with their proposed approval of the Replacement Advisory Agreement and Replacement Sub-Advisory Agreement, the Board of Trustees of IMST II was, and the sole initial shareholder will be, informed that: (i) the senior management at Optima and the Sub-Advisor will remain materially intact after the Acquisition; (ii) the Replacement Advisory Agreement and the Replacement Sub-Advisory Agreement include the same terms and conditions as the New Advisory Agreement and New Sub-Advisory Agreement, respectively; (iii) the services provided by Optima and the Sub-Advisor to the Acquiring Fund will be the same under the Replacement Advisory Agreement and Replacement Sub-Advisory Agreement; (iv) the fee rate paid to Optima by the Acquiring Fund under the New Advisory Agreement will be the same under the Replacement Advisory Agreement, respectively; (v) the fee rate paid to the Sub-Advisor by Optima under the New Sub-Advisory Agreement will be same under the Replacement Sub-Advisory Agreement; and (vi) the individuals who provide portfolio management services to the Acquiring Fund under the New Advisory Agreement and New Sub-Advisory Agreement will remain the same after the Acquisition. Both the Replacement Advisory Agreement and the Replacement Sub-Advisory Agreement will become effective upon the closing of the Acquisition and will remain in effect for an initial period of two years and thereafter from year to year provided that any such continuance is approved by the Board of Trustees of IMST II, including a majority of the independent trustees.

A discussion of the IMST II Board’s consideration and approval of the New Advisory Agreement, the New Sub-Advisory Agreement, the Replacement Advisory Agreement and the Replacement Sub-Advisory Agreement will be available in the Acquiring Fund’s semi-annual report for the period ended February 28, 2026.

G.	Comparison of Distribution, Shareholder Servicing, Purchase, Redemption and Valuation Procedures

Distribution and Shareholder Servicing

	Acquired Fund	Acquiring Fund
Distributor	Quasar Distributors, LLC is the Distributor (also known as the principal underwriter) of the shares of the Fund.	IMST Distributors, LLC is the Distributor (also known as the principal underwriter) of the shares of the Fund.
Rule 12b-1 Plan

The Board has adopted a Plan of Distribution for the Investor Class Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Investor Class Shares. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class Shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Investor Class Shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class Shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above.
The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchase, Redemption and Valuation Procedures

The following table highlights certain purchase and redemption policies of the Acquired Fund compared to those of the Acquiring Fund. Additional information regarding the pricing, purchase and redemption of the Acquired Fund’s shares is available in the Acquired Fund’s prospectus which is incorporated by reference into this Proxy Statement. Additional information regarding the pricing, purchase and redemption of the Acquiring Fund’s shares is included in Appendix B.

	Acquired Fund	Acquiring Fund
Minimum Initial Investment and Minimum Additional Investment

The minimum initial investment for Founders Class Shares if $10,000 and the minimum additional investment is $5,000.

The minimum initial investment for Investor Class Shares is $5,000 and the minimum additional investment is $2,500.

Same as the Acquired Fund.
Purchase of Shares	Shares of the Fund may be purchased • By mail • By wire transfer • By telephone • Through your financial intermediary	Shares of the Fund may be purchased • By check • By wire transfer • Through your financial intermediary
Redeeming (Selling) Shares	You may redeem you shares: • Through your financial intermediary • By mail • By telephone	You may redeem you shares: • Through your financial intermediary • By mail • By telephone

	Acquired Fund	Acquiring Fund
Automatic Investment Plan and Systematic Withdrawal Plan

Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, quarterly, semi-annually or annually. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network.

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100 and your financial institution must be a member of the Automated Clearing House (“ACH”) network.
Exchanges of Shares	Beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their Shares in a particular share class of the Fund for Shares in an identically registered account in a different share class of the Fund if the shareholder meets the eligibility requirements for that class of Shares or the shareholder is otherwise eligible to purchase that class of Shares. Such an exchange will be effected at the NAV of the Shares next calculated after the exchange request is received by the Transfer Agent in good order.

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Founders Class and Investor Class shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

Payment of Redemption Proceeds	Generally, payment of redemption proceeds will be sent within seven calendar days after the Fund receives your redemption request.	Same as the Acquired Fund.
Redemptions In-Kind

The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

Same as the Acquired Fund.

	Acquired Fund	Acquiring Fund
Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

Same as the Acquired Fund.
Frequent Trading	In accordance with the policy adopted by the Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary.

The IMST II Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust and the Advisor may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in three or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

	Acquired Fund	Acquiring Fund
Net Asset Value Per Share (“NAV”)

Founders Class Shares and Investor Class Shares of the Fund are sold at their NAV.

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to the Founders Class Shares and Investor Class Shares of the Fund, the NAV of the two classes of the Fund may vary. The Fund will effect purchases of Shares at the NAV next determined after receipt by the Transfer Agent of your purchase order in good order as described below. The Fund will effect redemptions of Shares at the NAV, plus any applicable sales charge, next calculated after receipt by the Transfer Agent of your redemption request in good order. If the Fund holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Shares may change on days when shareholders will not be able to purchase or redeem the Shares.

The offering price of the Fund’s shares is the net asset value per share (“NAV”) (plus any sales charges, as applicable). The Fund’s daily NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. Eastern Time, the Fund’s NAV would still be determined as of 4:00 p.m. Eastern Time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor determines that a “fair value” adjustment is appropriate due to subsequent events. The Fund’s NAV is determined by dividing the value of the Fund’s portfolio securities, cash, and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

H.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve a Reorganization Agreement to reorganize the Acquired Fund into the Acquiring Fund. Under the Reorganization Agreement, shareholders of the Acquired Fund would receive a number of full and fractional Founders Class and Investor Class Shares of the Acquiring Fund having an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the shareholders’ Founders Class and Investor Class Shares, respectively, in the Acquired Fund. The Acquired Fund has not launched Investor Class Shares and does not intend to launch Investor Class Shares prior to the Reorganization. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Reorganization Agreement is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute each class of the Acquiring Fund shares received in the exchange pro rata to its shareholders holding the corresponding class of the Acquired Fund’s shares by instructing IMST II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional Founders Class of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Founders Class Shares in the Acquired Fund.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to IMST II with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective on January [ ], 2026, or such other date agreed to by the Company and IMST II.

Optima (or any affiliate thereof) will bear all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting, the costs associated with preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that payment of those costs would result in certain adverse tax consequences. Optima (or any affiliate thereof) will also bear the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Reorganization Agreement by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by the Board or the IMST II Board if, among other reasons, the Board or the IMST II Board determines that the Reorganization is not in the best interests of its shareholders.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. Shareholders of Founders Class of the Acquired Fund will receive Founders Class of the Acquiring Fund in the Reorganization. The Acquired Fund’s Investor Class Shares have not commenced operations and the Acquired Fund does not intend to launch Investor Class Shares prior to the Reorganization.

3.	Board Considerations Relating to the Proposed Reorganization

At the Company’s Board meeting held on September 10-11, 2025 (the “Meeting”), Optima, the Acquired Fund’s investment advisor, recommended that the Board approve the Reorganization. At the meeting, the Board evaluated materials regarding the Acquired Fund and the Acquiring Fund. They considered and discussed a draft of the Reorganization Agreement contained in the materials.

The Board reviewed the responses to the questionnaire provided by Optima and IMST II regarding the proposed Reorganization and the proposed expenses and service providers for the Acquiring Fund. The Board reviewed the expected total operating expense ratio for the Acquiring Fund and considered that Optima had indicated that it would enter into a two-year expense limitation agreement with respect to the Acquiring Fund. The Board noted that the Acquiring Fund would have the same investment objective and investment strategies as the Acquired Fund following the close of the Reorganization.

After careful consideration, the Board (including a majority of the Independent Directors), determined that the Reorganization would not dilute the interests of the Acquired Fund’s existing shareholders and approved the Reorganization Agreement.

In approving the proposed Reorganization, the Board, including the Independent Directors (with the advice and assistance of independent counsel), also considered, among other things:

•	the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and that the Acquired Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

•	that the investment objectives and investment strategies of the Acquired Fund and the Acquiring Fund are the same, and that the investment policies are substantially similar;

•	that Optima will continue as the investment advisor and the Sub-Advisor will continue as investment sub-advisor to the Acquiring Fund;

•	that the advisory fee to be paid to Optima under the Acquiring Fund’s investment advisory agreement would be the same as the advisory fee paid to Optima under the Acquired Fund’s investment advisory agreement;

•	that the investment sub-advisory fee to be paid to the Sub-Advisor under the Acquiring Fund’s investment sub-advisory agreement would be the same as the investment sub-advisory fee paid to the Sub-Advisor under the Acquired Fund’s investment sub-advisory agreement;

•	that the total annual operating expenses before fee waivers of the Acquiring Fund are expected to be lower than the total annual operating expenses before waivers of the Acquired Fund and total annual operating expenses net of fee waivers of the Acquiring Fund are expected to be the same as the current total annual operating expenses net of fee waivers of the Acquired Fund;

•	that Optima has agreed to enter into an expense limitation agreement comparable to the Acquired Fund’s current expense limitation agreement to ensure that total annual fund operating expenses of the Acquiring Fund will be no higher than the total annual fund operating expense of the Acquired Fund for a period of two years from the date of the Reorganization.

•	that following the Reorganization Optima would have the ability to seek recoupment of fees waived and expenses reimbursed by Optima to the Acquired Fund prior to the Reorganization;

•	the qualifications and experience of the Acquiring Fund’s service providers;

•	that the Reorganization was recommended by Optima;

•	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests;

•	that the Acquired Fund would not bear the costs of the proposed Reorganization;

•	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and

•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

The Board also considered that Optima has an interest in recommending the Reorganization to the Board. If shareholders of the Acquired Fund approve the Reorganization, Optima will continue as investment advisor and will receive investment advisory fees for serving as the investment advisor of the Acquiring Fund.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by Optima would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including a majority of the Independent Directors, approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund, that the Acquired Fund would remain as a series of the Company and that Optima would continue to serve as investment advisor to the Acquired Fund. The Board may then consider whether any additional action may be necessary, including the possible merger with another fund or liquidation of the Acquired Fund.

4.	Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Company believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Company believes the Acquired Fund has been, and will continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Company and IMST II will receive an opinion of tax counsel with respect to the Reorganization substantially to the effect that for federal income tax purposes:

•	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

•	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

•	The taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Company, IMST II, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Company is not aware of any adverse state income tax consequences, the Company has not made any investigation as to those consequences for the shareholders upon transfer, notwithstanding generally applicable non-recognition rules. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Acquired Fund is a series of the Company. The Company is an open-end, registered management investment company and was organized as a Maryland corporation on February 29, 1988. The operations of the Company are governed by its Articles of Incorporation, Bylaws, and Maryland corporate law. The Acquiring Fund is a series of IMST II. IMST II is an open-end, registered management investment company and was organized as a Delaware Statutory Trust on September 13, 2013. The operations of IMST II are governed by its Agreement and Declaration of Trust, Bylaws, and the Delaware Statutory Trust Act. The operations of the Company and IMST II are also governed by applicable federal law. Differences in rights provided for in the respective governing instruments of these entities are discussed below.

Shares. The Company is authorized to issue 100,000,000,000 shares of common stock. The Board of the Company has the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock, or the number of shares of capital stock of any class or series, that the Company has authority to issue. IMST II is authorized to issue an unlimited number of shares of beneficial interest and shareholders. Both the shareholders of the Company and IMST II have no preemptive rights.

Voting and Quorum

The Company. Pursuant to the Company’s Articles of Incorporation and Bylaws, each shareholder of record of shares of the Corporation having voting power shall be entitled at each meeting of the shareholders to one vote for each share of common stock, irrespective of the class, then standing in his or her name on the books of the Company or as otherwise provided by the By-Laws, and on any matter submitted to a vote of shareholders, all shares of common stock then issued and outstanding and entitled to vote shall be voted in the aggregate and not by class except that: (i) when expressly required by law, shares of common stock shall be voted by individual class and (ii) only shares of common stock of the respective class or classes affected by a matter shall be entitled to vote on such matter.

At all meetings of the shareholders, the holders of one-third of the shares of stock of the Company entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as otherwise provided by statute or by the Articles of Incorporation. In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement at the meeting except as otherwise required by the By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. When a quorum is present, each matter voted upon shall be decided by the vote of the holders of a majority of the votes entitled to be cast on such matter, except as otherwise provided by statute or by the Articles of Incorporation.

Except as otherwise provided by statute, the Company’s Articles of Incorporation or the By-Laws, any corporate action to be taken by vote of the shareholders shall be authorized by a majority of the total votes cast at a meeting of shareholders at which a quorum is present by the holders of shares present in person or represented by proxy and entitled to vote on such action, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Except as otherwise provided by statute, any action required to be taken at any regular or special meeting of shareholders or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if the following are filed with the records of shareholders’ meetings: (i) a unanimous written consent which sets forth the action and is signed by each shareholder entitled to vote on the matter and (ii) a written waiver of any right to dissent signed by each shareholder entitled to notice of the meeting but not entitled to vote at it.

IMST II. Pursuant to the IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series, or the shareholders of any of them to the extent such shareholders have acted in accordance with Section 3816 of the Delaware Statutory Trust Act and the IMST II Declaration of Trust, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, the IMST II By-Laws or any registration of IMST II with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

The presence in person (or via a virtual meeting, if applicable) or by proxy of one-third of the holder of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. Any lesser number shall be sufficient for adjournments. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees.

Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II Declaration of Trust or the IMST II by-laws or as shall be permitted by the IMST II Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold annual shareholder meetings under Maryland corporate law or the Delaware Statutory Trust Act, respectively, or under its respective governing instruments unless required by applicable federal law.

Shareholder Liability. IMST II’s governing instruments provide that no shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other person or persons in connection with the assets or the affairs of the Trust or of any series. The Company’s governing instruments have no such provision.

Director/Trustee Liability. The Company indemnifies the Directors against all liabilities and expenses incurred by reason of being a director to the fullest extent permitted by law. Similarly, IMST II indemnifies the Trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law. With respect to both, the Company and IMST II do not provide indemnification for liabilities due to a director’s or trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s or trustee’s duties.

Amendments to Charter Documents. The Board of the Company may amend its Articles of Incorporation and Bylaws by the affirmative vote of a majority of the Board at any regular or special meeting of the Board of or by unanimous written consent and, if required, by approval of such amendment by shareholders. The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Company and IMST II. It is qualified in its entirety by reference to the respective governing instruments and by-laws.

6.	Fiscal Year End

The fiscal year end for the Acquired Fund and the Acquiring Fund is August 31st.

7.	Capitalization

The following table shows, as of September 29, 2025, (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Founders Class Shares	$36,850,594	$10.12	3,639,788.404
Acquiring Fund Founders Class Shares (Pro forma)	$36,850,594	$10.12	3,639,788.404

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Investor Class Shares*	0	$0	0
Acquiring Fund Investor Class Shares (Pro forma)*	0	$0	0

*	The Acquired Fund’s Investor Class Shares have not commenced operations and the Acquired Fund does not intend to launch Investor Class Shares prior to the Reorganization.

I.	Additional Information about the Funds

1.	Past Performance of the Acquired Fund

Performance Summary

The following past performance information for the Acquired Fund is set forth below, including: (1) a bar chart showing changes in the Acquired Fund’s performance for Founders Class Shares from year to year for the calendar years since the Acquired Fund’s inception, and (2) a table detailing how the average annual total returns of the Acquired Fund’s Founder Class Shares, both before and after taxes, compared to those of the Bloomberg U.S. Universal Total Return Index and the iBoxx USD Liquid HY Index. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Performance for Investor Class Shares is not shown because Investor Class Shares have not commenced operations. Performance for Investor Class Shares will vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at no cost by calling 1-866-239-2026.

The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future. If the Reorganization is approved, the Acquiring Fund will assume the accounting and performance history of the Acquired Fund.

Calendar-Year Total Return (before taxes) for Acquired Fund – Founder Class Shares

During the period shown in the bar chart, the best performance for a quarter was 3.21% (for the quarter ended 3/31/2024). The worst performance was -0.81% (for the quarter ended 3/31/2023).

Average Annual Total Returns

For the Periods Ended December 31, 2024

The following table, which includes all applicable sales charges (loads) and account fees, compares the Acquired Fund’s Founders Class Shares average annual total returns for the periods indicated to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns For the periods ended December 31, 2024	One Year	Since Inception (12/29/2021)
Acquired Fund - Founders Class Shares
Return Before Taxes	7.60%	2.77%
Return After Taxes on Distributions(1)	5.25%	1.26%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.46%	1.47%
Bloomberg U.S. Universal Total Return Index (reflects no deduction for fees, expenses or taxes)*	2.04%	-1.84%
iBoxx USD Liquid HY Index (reflects no deduction for fees, expenses or taxes)*	8.46%	4.10%

(1)

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period because a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Portfolio Turnover

The Acquired Fund and the Acquiring Fund pay transaction costs, such as commissions, when buying and selling securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2024, the portfolio turnover rate for the Acquired Fund was 0% of the average value of its portfolio.

2.	Investment Advisor, Sub-Advisor and Portfolio Manager

Investment Advisor

Optima Asset Management LLC, located at 10 East 53rd Street, New York, New York 10022, serves as the investment advisor to the Acquired Fund. Subject to the oversight of the Board, Optima is responsible for management of the Acquired Fund’s investment portfolio. If the Reorganization is approved and consummated, Optima will serve as the investment advisor to the Acquiring Fund pursuant to the New Investment Advisory Agreement with IMST II, on behalf of the Acquiring Fund, and, following the Acquisition, pursuant to the Replacement Advisory Agreement with IMST II, on behalf of the Acquiring Fund.

Investment Sub-Advisor

Anthony Capital Management, LLC, located at 421 George Street, Suite 206, De Pere, Wisconsin 54115, serves as the investment sub-adviser to the Acquired Fund. The Sub-Advisor is registered as an investment adviser with the SEC. If the Reorganization is approved and consummated, the Sub-Advisor will serve as the sub-advisor to the Acquiring Fund pursuant to the New Sub-Advisory Agreement with Optima, and, following the Acquisition, pursuant to the Replacement Sub-Advisory Agreement with Optima..

Portfolio Manager

Douglas Reich, Member and President of Anthony Capital Management, LLC, has served as portfolio manager primarily responsible for the day-to-day management of the Acquired Fund since its inception in December 2021. Mr. Reich’s biographical information is listed below:

Douglas Reich. Mr. Reich is the portfolio manager primarily responsible for the day-to-day management of the Acquired Fund. Mr. Reich is the Founding Member of the Sub-Advisor and has over twenty-five years of experience in the hedge fund and commodities industry specializing in quantitative trading systems and portfolio management. Prior to forming his own companies, Mr. Reich worked at Trout Trading Management Company, located variously in Chicago, Toronto, and Bermuda, in a group responsible for managing several hundred million dollars of assets in a portfolio of independent trading advisors. In 1998, Mr. Reich founded North Shore Capital Management, LLC, located in West Palm Beach, Florida, which served as general partner and investment advisor to various investment vehicles totaling more than $250 million in assets under management. In 2006, Mr. Reich’s firm partnered with RQSI, an institutional money management firm with over a billion dollars under advisement headquartered in Louisville, KY, where he managed futures trading portfolios and served as Director of Research. Mr. Reich graduated magna cum laude from the University of Minnesota in 1993 with a B.S. in Physics and a minor in Mathematics and holds a Series 3 license.

Following the Reorganization, Mr. Reich will continue to serve as the portfolio manager primarily responsible for the day-to-day management of the Acquiring Fund.

The Acquired Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquired Fund.

3.	Board of Directors of the Company, Board of Trustees of IMST II and Service Providers

The Company and IMST II are operated by their respective board of directors/trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of directors.

Board of Directors of the Company

The Board of the Company has seven directors, five of whom are not deemed to be “interested persons” of the Company (as defined in the 1940 Act). The following individuals comprise the Board: Gregory P. Chandler, Lisa A. Dolly, Nicholas A. Giordano, Arnold M. Reichman, Martha A. Tirinnanzi, Robert Sablowsky (interested Director) and Brian T. Shea (interested Director).

Board of Trustees of IMST II

The IMST II Board of Trustees has six trustees, four of whom are not deemed to be “interested persons” of IMST II (as defined in the 1940 Act). The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen Shkuda, Larry Tashjian, John P. Zader, Terrance Gallagher (interested Trustee) and Joy Ausili (interested Trustee).

Service Providers

The following chart describes the service providers to the Company and IMST II:

	Company	IMST II
Administrator	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC Three Canal Plaza Portland, Maine 04101	IMST Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

The Board recommends that the shareholderS of THE Acquired Fund vote FOR the approval of the Reorganization.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

You may vote in one of the following ways:

•	attend the Special Meeting in person;
•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card; or
•	call the toll-free number listed on the proxy card to vote by telephone.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Quorum

Only shareholders of record on [      ], 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will take such further action as it deems to be in the best interests of the Acquired Fund.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Abstentions and Broker Non-Votes

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Any broker non-votes received, however, will not be counted as present at the Special Meeting for purposes of determining quorum or as votes cast at the Special Meeting.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on [ ], 2025 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Company expects that the solicitation of proxies will be primarily by mail and telephone. Optima has retained [ ] to provide proxy services, at an anticipated cost of approximately $[ ]. Optima (or any affiliate thereof), will bear the costs of the Special Meeting, including legal costs, the costs of retaining [ ], and other expenses incurred in connection with the solicitation of proxies. Optima will pay these costs regardless of whether the Reorganization is consummated.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Company, by submission of a later-dated, duly executed proxy or by voting virtually at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Shareholders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of that date, [ ] Founders Class Shares of the Acquired Fund were outstanding. The Acquired Fund’s Investor Class Shares have not commenced operations and the Acquired Fund does not intend to launch Investor Class Shares prior to the Reorganization.

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

A principal shareholder is any person who directly owns (of record) or beneficially owns 5% or more of the outstanding shares of the Acquired Fund. Persons holding more than 25% of the outstanding shares of the Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act). Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Acquired Fund.

Principal Shareholders

As of the Record Date, the following persons held of record or beneficially 5% or more of Founders Class Shares of the Acquired Fund. The Acquired Fund's Investor Class Shares have not commenced operations and the Acquired Fund does not intend to launch Investor Class Shares prior to the Reorganization.

Class	Shareholder and Address	Number of shares	Percentage of Class Owned
Founders Class

As of [    ], 2025, Directors and Officers as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

Control Persons

As of Record Date, the following persons held of record or beneficially 25% or more of the outstanding shares of the Acquired Fund.

Shareholder Name/Address	Jurisdiction	Percentage of Total Outstanding Shares of the Acquired Fund

E.	Interest of Certain Persons in the Transaction

Optima and the Sub-Adviser may be deemed to have an interest in the Reorganization because they will become investment advisor and sub-advisor, respectively, to the Acquiring Fund and will receive fees for their advisory services.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund is not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Company at its office at a reasonable time before the Company begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Experts

The audited financial statements and financial highlights of the Acquired Fund for the fiscal year ended August 31, 2024, are incorporated by reference into this Proxy Statement and have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report thereon is included in the Acquired Fund’s Form N-CSR for the fiscal year ended August 31, 2024. The financial statements audited by Cohen & Company, Ltd. have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

The unaudited financial statements and the financial highlights of the Acquired Fund included in the Acquired Fund’s Form N-CSR for the fiscal period ended February 28, 2025, are incorporated by reference into this Proxy Statement.

As the Acquiring Fund has not commenced operations, there are no financial statements or financial highlights for the Acquiring Fund. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Fund following the Reorganization.

E.	Information Filed with the SEC

The Company and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of [ ], 2026, by and among The RBB Fund, Inc. (“RBB”), a Maryland corporation, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on behalf of its series the Optima Strategic Credit Fund (the “Acquired Fund”), and Investment Managers Series Trust II (the “IMST II”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series the Optima Strategic Credit Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, Optima Asset Management LLC (“Optima”), with its principal place of business at 10 East 53rd Street, New York, New York 10022.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of corresponding classes of shares of the Acquiring Fund (the “Acquiring Fund Shares”), as noted below, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of RBB or any other series of IMST II or the assets of any other series of RBB or any other series of IMST II be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of RBB and the IMST II, respectively, RBB and IMST II are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquired Fund is authorized to issue its shares of common stock and the Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Acquired Fund currently offers the following classes of shares: Founders Class Shares and Investor Class Shares, and, upon the Closing (as defined in paragraph 3.1), the Acquiring Fund will offer two classes of shares, which will be designated Founders Class Shares and Investor Class Shares. Investor Class Shares of the Acquired Fund have not commenced operations as of the date of this Agreement. As part of the Reorganization, Founders Class and Investor Class Acquired Fund Shares will be exchanged for Founders Class and Investor Class Acquiring Fund Shares, respectively;

WHEREAS, the Board of Directors of RBB have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of IMST II have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE REORGANIZATION. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to use reasonable best efforts to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses as (defined in Article IX) borne by Optima pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata on a class-by-class basis to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive, in respect of each class of Acquired Fund Shares held by such Acquired Fund Shareholder, the number of full and fractional Acquiring Fund Shares of the class corresponding to that class of Acquired Fund Shares held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the corresponding class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation under Maryland law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each class of Acquiring Fund Shares shall be computed by UMB Fund Services, Inc. (the “Acquiring Fund Co-Administrator”), the Acquiring Fund’s accounting agent, in the manner set forth in IMST II’s Amended and Restated Agreement and Declaration of Trust or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information, and in the procedures adopted by IMST II’s Board of Trustees. The NAV per share of each class of Acquired Fund Shares shall be computed by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (the “Acquired Fund Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in the RBB’s Articles of Incorporation or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information, and in the procedures adopted by the RBB’s Board of Directors.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares, as determined in accordance with paragraph 2.1 hereof, by the NAV of one Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund’s Co-Administrator. IMST II and RBB agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to the Acquired Assets that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [ ], 2026, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of the Acquired Fund Administrator, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. U.S. Bank, N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, as its transfer agent to deliver at the Closing to the Secretary of IMST II a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause UMB Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of RBB a confirmation evidencing the number of each class of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. RBB and the Acquired Fund represent and warrant to IMST II and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of RBB, a corporation validly existing and in good standing under the laws of the State of Maryland. RBB has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b) RBB is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Articles of Incorporation of RBB or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year ended August 31, 2025, are in accordance with generally accepted accounting principles (“GAAP”), and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements in accordance with GAAP.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing, and, in all material respects, accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision for payment thereof has been made and properly accounted for on the Acquired Fund’s financial statements. To the knowledge of RBB, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of RBB, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by RBB with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) RBB has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of RBB under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of common stock and to withholding in respect of dividends and other distributions to shareholders and redemption of shares and is not liable for any material penalties or interest that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by RBB, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this paragraph 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. IMST II and the Acquiring Fund represent and warrant to RBB and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of IMST II, a Delaware statutory trust validly existing and in good standing under the laws of the State of Delaware. IMST II has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) IMST II is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of IMST II or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts (if any), the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (if any), and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest-bearing account.

(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by IMST II with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by IMST II, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by IMST II, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, IMST II expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3       REPRESENTATIONS OF IMST II. IMST II represents and warrants to RBB as follows:

(a) IMST II has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) IMST II has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF RBB. RBB represents and warrants to IMST II that RBB has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. RBB will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by RBB’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. IMST II will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Directors and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

5.8 TAX RETURNS. RBB covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, RBB will provide IMST II with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of RBB on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of common stock held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as IMST II may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by RBB’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by IMST II’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 IMST II, on behalf of the Acquiring Fund, shall have executed and delivered to RBB an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with paragraph 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of IMST II, dated as of the Closing Date, addressing the following points:

(i)       IMST II is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of IMST II, and the Acquiring Fund is a separate series of IMST II constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of IMST II.

(ii)       IMST II is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of IMST II’s Amended and Restated Agreement and Declaration of Trust.

(v)       The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by IMST II and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of IMST II, except as has been disclosed in writing to RBB, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to IMST II or the Acquiring Fund or any of their properties or assets or any person whom IMST II or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither IMST II nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by IMST II with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 IMST II Board of Trustees, including a majority of Trustees who are not “interested persons” of IMST II as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by RBB’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 RBB, on behalf of the Acquired Fund, shall have duly executed and delivered to IMST II such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of RBB, dated as of the Closing Date, addressing the following points:

(i)       RBB is a corporation validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of RBB, and the Acquired Fund is a separate series of RBB constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of RBB.

(ii)       RBB is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of RBB’s Articles of Incorporation.

(v)       No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or Maryland corporate law is required to be obtained for the consummation by RBB and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Maryland corporate laws.

(vi)       To the knowledge of the President of RBB, except as has been disclosed in writing to IMST II, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to RBB or the Acquired Fund or any of their properties or assets or any person whom RBB or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither RBB nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraphs 5.5 and 5.9.

7.5 RBB Board of Directors, including a majority of Directors who are not “interested persons” of RBB as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Maryland law and the provisions of the Articles of Incorporation of RBB. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 RBB and IMST II shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to IMST II and RBB, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Whether or not this Agreement and the transactions contemplated hereby are consummated, Optima (or any affiliate thereof) shall bear the costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Acquired Fund shall bear the costs and expenses associated with the sale of any of its portfolio securities executed in order to facilitate the Reorganization. The costs and expenses to be borne by Optima (or any affiliate thereof) include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to RBB, counsel to the Independent Directors of RBB, counsel to IMST II, and counsel to the Independent Trustees of IMST II; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (h) any costs associated with meetings of each Fund’s Board of Trustees or Board of Directors, as applicable, relating to the transactions contemplated herein (“Reorganization Expenses”).

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders. This paragraph 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1.

9.2 At the Closing, Optima (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by Optima (or any affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 IMST II, on behalf of the Acquiring Fund, and RBB, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under paragraph 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of IMST II and RBB. In addition, either IMST II or RBB may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees or Board of Directors, as applicable, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees or Board of Directors, as applicable, that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees or Board of Directors, as applicable, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, IMST II, RBB, or the respective Trustees, Directors, or officers to the other party or its Trustees, Directors, or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of IMST II personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of IMST II. The execution and delivery of this Agreement have been authorized by the Trustees of IMST II on behalf of the Acquiring Fund and signed by authorized officers of IMST II, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in IMST II’s Amended and Restated Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Directors, shareholders, officers, agents, or employees of RBB personally, but shall bind only the trust property of the Acquired Fund, as provided in the Articles of Incorporation of RBB. The execution and delivery of this Agreement have been authorized by the Directors of RBB on behalf of the Acquired Fund and signed by authorized officers of RBB, acting as such. Such authorization by such Directors and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in RBB’s Articles of Incorporation.

13.7 Each of IMST II, on behalf of the Acquiring Fund, and RBB, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of IMST II or RBB shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 RBB and IMST II will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE RBB FUND, INC. on behalf of the Acquired Fund	INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquiring Fund

By:	By:

Name:	Name:

Title:	Title:

OPTIMA ASSET MANAGEMENT, LLC

solely with respect to Article IX

By:

Name:

Title:

APPENDIX B –MORE INFORMATION ABOUT THE ACQUIRING FUND

MORE ABOUT THE ACQUIRING FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The term “Fund” refers to the Acquiring Fund. The term “Trust” refers to IMST II.

Investment Objective

The Fund’s investment objective is to seek total return.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”).

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in a non-diversified portfolio of credit instruments and derivative instruments that are linked to, or provide investment exposure to, Credit Instruments. The Fund defines credit instruments broadly to include any debt instrument, including corporate and sovereign debt securities, government and agency debt securities, leveraged loans (or bank loans), municipal securities, securitized instruments (including mortgage- and asset-backed securities) and Underlying Funds that have either adopted policies to invest at least 80% of their assets in credit instruments or invest substantially all of their assets in Credit Instruments. The Fund may invest in domestic and foreign Credit Instruments of any maturity and credit rating, and may invest a majority of its assets in credit instruments that are rated below investment grade (which are known as “high yield bonds” or “junk bonds”), and/or derivative instruments that are linked to, or provide investment exposure to high yield bonds.

To pursue its investment objective, the Fund uses a trend-following strategy that seeks to identify favorable market environments for high yield bonds. The Fund’s assets are managed in accordance with the Sub-Advisor’s proprietary TRM. The TRM is a quantitatively-driven investment process that seeks to invest Fund assets (i) in high yield bonds and derivative instruments that are linked to, or provide investment exposure to, similar credit instruments when the Sub-Advisor believes that high yield bond markets are trending upwards (referred to herein as “Risk-On” environments); and (ii) in short-term fixed income securities or cash equivalents when the Sub-Advisor believes that high yield bond markets are trending downwards (referred to herein as “Risk-Off” environments). By tactically allocating its investments based upon market trends and momentum, the Fund seeks to reduce its exposure to declines in the high yield bond markets, thereby seeking to limit downside volatility and downside loss in down-trending markets. To determine whether a “Risk-On” or “Risk-Off” market environment exists, the Sub-Advisor systematically evaluates, among other things, price data from credit and equity markets, credit spreads, interest rates and other market-based indicators to provide a broad assessment of then-current market conditions.

High Yield Exposure Through Credit Default Swaps

While the Fund may execute its investment strategy by investing in individual high yield bonds, it is anticipated that the Fund will invest during “Risk-On” environments primarily by entering into CDS. CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) sells credit protection or takes on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy, or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund will use CDS as part of a replication tactic whereby the Fund combines a (1) CDS on a portfolio of high yield bonds with (2) investments in high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of individual high yield bonds. This two-instrument “replication portfolio” is expected to have an economic and investment return profile that is substantially similar to, although not identical to, a portfolio of high yield bonds. If the Fund invests in a portfolio of individual high yield bonds, it earns interest and suffers losses when issuers default. Similarly, the replication portfolio receives nearly identical payments and suffers nearly identical losses to that of a portfolio of high yield bonds. The Fund receives interest (from the portfolio of high-quality securities) and receives payments from the credit protection buyer, which, in total, are approximately equal to the interest payments on a portfolio of high yield bonds. Additionally, the Fund makes credit default payments to the credit protection buyer that are nearly identical to credit losses the Fund would suffer from the default of issuers in a portfolio of high yield bonds.

The Fund anticipates that it will use a market-standard high yield reference portfolio known as the Markit CDX High Yield Index (the “CDX High Yield Index”) to execute its investment strategy. The CDX High Yield Index (composed of 5-year CDS on 100 relatively liquid high yield fixed income securities issued by BB and B rated North American corporate entities) is selected and maintained by Markit Group Limited (“Markit Group”) using specific-issue recommendations and current market based default swap rates provided by major high yield market participants, such as commercial banks and broker-dealers. Markit Group also provides daily updates of the then-current average CDS rate associated with each of the securities included in the CDX High Yield Index. The CDX High Yield Index and its average CDS rate are used by the Fund and its counterparties to set the terms of CDX High Yield Index-referenced CDS. Markit Group also provides credit default loss information and required credit event payments by conducting a survey or quasi-auction on securities included in the CDX High Yield Index that have suffered a credit event. This loss information is used to calculate payments due from a credit protection seller to the protection buyer. A new CDX High Yield Index is created every six months to update the Index for the purpose of replacing defaulted issuers and including new issuers, which are representative of the then-current high yield market. The Fund expects that it may maintain original CDS or enter into new transactions that terminate the old CDS and replace them with CDS using the newly-updated CDX High Yield Index.

The tactic of using a CDS referenced to the CDX High Yield Index differs from the tactic of investing in specific Sub-Advisor selected high yield bonds because (1) it does not rely upon the issuer-specific credit research of the Sub-Advisor, (2) it exposes the Fund to the credit risk of the counterparty in addition to the credit risk of the reference high yield portfolio, and (3) it permits only long or short positions in the Index rather than more selective issuer-specific or sector-specific investments.

In addition to the CDX High Yield Index, the Fund may also use foreign CDS indexes to gain exposure to foreign (including emerging markets) fixed income securities.

The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and high-quality short-term debt securities. The Fund may also engage in derivative transactions to hedge against adverse price movements in Credit Instruments during defensive periods.

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make investment in derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Fund, and sets an outer limit on leverage based on value-at-risk (or “VaR”). The effect of the Derivatives Rule could, among other things, make investment in derivatives more costly, limit the availability or reduce the liquidity of derivatives, or otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.

Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Credit Default Swaps. The risk that issuers or guarantors of a fixed income security or derivative contract cannot or will not make payments on the securities and other investments held by the Fund, may result in losses to the Fund. Changes in the credit rating of a debt security or of the issuer of a debt security held by the Fund could have a similar effect. The credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. The risk of loss due to default by issuers of lower-rated securities is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The Fund also may incur additional expenses in seeking recovery on defaulted securities. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions.

Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Foreign Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, provided that with respect to transactions on a foreign exchange that is formally linked to a domestic exchange, certain domestic disclosure and anti-fraud provisions may apply. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a “daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, the Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap that is required to be cleared if no clearinghouse will accept the swap for clearing.

On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Hedging Transactions. The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Sub-Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Sub-Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Credit Default Swap Index Product Risk. A credit default swap index product is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk, and operational risk. Concentration risk refers to the certain large institutional buyers that may take large positions in credit default swaps, and the failure of such a buyer could materially and adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. New regulations may make swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments.

High Yield (“Junk”) Bond Risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

Interest Rate Risk.  Prices of fixed income securities tend to move inversely with changes in interest rates.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities.  For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.  Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Quantitative Trading Strategy Risk. The Sub-Advisor uses quantitative methods to select Fund investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Sub-Advisor to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

Bank Loan Risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest, which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. Bank loan trades may also be subject to settlement delays. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in them may not have the protection of federal securities laws. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-related and asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Municipal Bonds Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal bonds. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, the security could significantly decline in value, and a portion of the distributions to shareholders of the Fund could be recharacterized as taxable.

Leveraging Risk. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investment in such company. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Underlying Fund Risk. Other Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Underlying Funds are also subject to management risk because the advisor to the Underlying Fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective. Underlying listed closed-end funds may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since listed closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells listed closed-end fund shares. Each of the Underlying Funds is subject to its own specific risks, but the Advisor and Sub-Advisor expect the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Sub-Advisor makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fails to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Valuation Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Advisor may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Advisor had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and the conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs could lead to retaliatory tariffs by foreign countries, increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts may have a negative impact on the Fund or on markets generally.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Form N-CSR filings, and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUND

Investment Advisor

Optima Asset Management LLC, a Delaware limited liability company, serves as the investment Advisor to the Fund. The Advisor’s principal place of business is located at 10 East 53rd Street, New York, New York 10022. The Advisor is registered as an investment Advisor with the SEC under the Investment Advisors Act of 1940, as amended (the “Advisors Act”). Stanhope Capital Group (“Stanhope Capital”), one of Europe’s largest independent wealth management and advisory firms, owns an indirect controlling interest in the Advisor. On September 2, 2025, Corient, a U.S. based wealth management firm, announced the acquisition of Stanhope Capital which is expected to close in the first half of 2026, As of August 31, 2025, the Advisor and all of its affiliates have $[ ] billion in assets under administration.

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 0.50% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended August 31, 2025, after waivers, the Advisor received [ ]% of the Predecessor Fund’s average daily net assets in investment advisory fees from the Predecessor Fund. The Advisor compensates the Sub-Advisor out of the advisory fee that it receives from the Fund.

Sub-Advisor

Anthony Capital Management, LLC, a Wisconsin limited liability company, serves as the investment sub-Advisor to the Fund. The Sub-Advisor is located at 421 George Street, Suite 206, De Pere, WI 54115. The Sub-Advisor is registered as an investment Advisor with the SEC.

Pursuant to the terms of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor, the Sub-Advisor is responsible for the day-to-day management of the Fund, may make investment decisions for the Fund as determined necessary by the Sub-Advisor, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of the Advisor and the Board. Under the Sub-Advisory Agreement, the Sub-Advisor receives a fee from the Advisor equal to 50% of the net advisory fee received by the Advisor from the Fund.

A discussion regarding the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement and the factors the Board considered with respect to the Fund will be available in the Fund’s first Form N-CSR filing. following the reorganization which is expected to occur during the first quarter of 2026.

Sub-Advisor Portfolio Manager

Douglas Reich. Mr. Reich is the portfolio manager primarily responsible for the day-to-day management of the Fund. Mr. Reich is the Founding Member of the Sub-Advisor and has over twenty-five years of experience in the hedge fund and commodities industry specializing in quantitative trading systems and portfolio management. Prior to forming his own companies, Mr. Reich worked at Trout Trading Management Company, located variously in Chicago, Toronto, and Bermuda, in a group responsible for managing several hundred million dollars of assets in a portfolio of independent trading advisors. In 1998, Mr. Reich founded North Shore Capital Management, LLC, located in West Palm Beach, Florida, which served as general partner and investment advisor to various investment vehicles totaling more than $250 million in assets under management. In 2006, Mr. Reich’s firm partnered with RQSI, an institutional money management firm with over a billion dollars under advisement headquartered in Louisville, KY, where he managed futures trading portfolios and served as Director of Research. Mr. Reich graduated magna cum laude from the University of Minnesota in 1993 with a B.S. in Physics and a minor in Mathematics, and holds a Series 3 license.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers

IMST Distributors LLC is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding as applicable, taxes, interests, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed to 1.25% and 1.50% of the Fund’s average daily net assets attributable to Founders Class Shares and Investor Class Shares, respectively. This agreement is in effect for a period of two years following the reorganization of the Predecessor Fund, which is expected to occur in the first quarter of 2026, and the agreement may only be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests. Similarly, the Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Advisor to the Predecessor Fund for a period ending three years after the date of the waiver or payment. In each case, such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees For Investor Class Shares

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Investor Class Shares. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class Shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Investor Class Shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class Shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of the Fund’s shares is the net asset value per share (“NAV”) (plus any sales charges, as applicable). The Fund’s daily NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. Eastern Time, the Fund’s NAV would still be determined as of 4:00 p.m. Eastern Time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor determines that a “fair value” adjustment is appropriate due to subsequent events. The Fund’s NAV is determined by dividing the value of the Fund’s portfolio securities, cash, and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor, and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made by the Advisor, in good faith, in accordance with procedures approved by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Advisor employs fair value pricing to ensure greater accuracy in determining the Fund’s daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Advisor may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Advisor may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Prospectus offers two classes of shares of the Fund, designated as Founders Class and Investor Class Shares. Investor Class Shares are not currently offered by the Fund.

To purchase shares of the Fund, generally you must invest at least the minimum amount indicated in the following table. Please call (toll free) [x-xxx-xxx-xxxx] for information on retirement accounts.

Minimum Investments	To Open Your Account	To Add to Your Account
Founders Class
Direct Regular Accounts	$10,000	$5,000
Automatic Investment Plan	$100	$100
Gift Account For Minors	$10,000	$5,000
Investor Class
Direct Regular Accounts	$5,000	$2,500
Automatic Investment Plan	$100	$100
Gift Account For Minors	$5,000	$2,500

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a financial supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their designees) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums.

You may make an initial investment in an amount equal to or greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling [ ]. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100 and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Fund’s transfer agent (the “Transfer Agent”) receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at [ ] at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Optima Strategic Credit Fund. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary	The Fund is offered through certain approved financial intermediaries (and their designees). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized designee is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized designee receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its designee’s) name. The Fund may pay your financial intermediary (or its designee) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information. The Fund has authorized one or more brokers to receive purchase orders on its behalf.

By mail	The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail Optima Strategic Credit Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Optima Strategic Credit Fund 235 West Galena Street Milwaukee, Wisconsin 53212

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-770-7760 and you will be allowed to move money in amounts of at least $100, but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day, shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire	To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a. ABA Number For credit to “Optima Strategic Credit Fund” A/C [ ]

For further credit to: Your account number Fund Name Name(s) of investor(s) Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at [ ] to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order generally must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized designee) receives the order. The financial intermediary (or its authorized designee) must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary (or its authorized designee) may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below. The Fund has authorized one or more brokers to receive redemption orders on its behalf.

By mail	You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to Optima Strategic Credit Fund at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail Optima Strategic Credit Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Optima Strategic Credit Fund 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $50,000 worth of shares;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.

By telephone	To redeem shares by telephone, call the Fund at [ ] and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at [ ]. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•	The Fund account number;
•	The name in which his or her account is registered;
•	The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-770-7760. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized designee receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized designee before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “average cost” as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust and the Advisor may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in three or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Founders Class and Investor Class shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income monthly and net realized capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:

(1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event.

Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

APPENDIX C – SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of the Proxy Statement.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

C-1

Statement of Additional Information

[   ], 2025

Optima Strategic Credit Fund

a series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

1-866-239-2026

INTO

Optima Strategic Credit Fund

a series of Investment Managers Series Trust

c/o UMB Fund Service, Inc

235 W. Galena Street
Milwaukee, Wisconsin 53212

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated [ ], 2025, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of Optima Strategic Credit Fund (the “Acquired Fund”), a series of The RBB Fund, Inc., a Maryland corporation, to be held on [ ], 2026. A copy of the Combined Proxy Statement/Prospectus is available by calling toll free 1-866-239-2026. This SAI relates specifically to the proposed reorganization of the Acquired Fund into the Optima Strategic Credit Fund, a newly created series of Investment Managers Series Trust II (“IMST II”) (the “Acquiring Fund”).

This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

•	The Acquired Fund’s Prospectus and Statement of Additional Information each dated December 31, 2024, as filed with the SEC on December 31, 2024 (Accession No. 0001398344-24-023796);

•	The Acquired Fund’s Annual Report and Annual Financial Statements for the fiscal year ended August 31, 2023, included in the Acquired Fund’s report on Form N-CSR as filed with the SEC on November 12, 2024 (Accession No. 0001398344-24-020527); and

•	The Acquired Fund’s Semi-Annual Report and Financial Statements for the fiscal period ended February 28, 2025, included in the Acquired Fund’s report on Form N-CSR as filed with the SEC on May 9, 2025 (Accession No. 0001398344-25-009072).

The Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the corresponding Acquired Fund.  For this reason, the financial statements of the Acquiring Fund and pro forma financial statements of the Acquiring Fund have not been included herein.

PART C: OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust II (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which the Distributor and/or each of the Distributor Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur in connection with the Distribution Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, (c) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of the Distribution Agreement, or (d) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the Securities Act or the 1940 Act.

ITEM 16.	EXHIBITS

(1)	Charter Documents:

	(a)	Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

	(b)	Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 380 on Form N-1A filed with the Commission on February 24, 2023.

(2)	By-Laws:

	(a)	Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 380 filed with the Commission on February 24, 2023.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization:

	(a)	Form of Agreement and Plan of Reorganization is filed as Appendix A to Part of this Registration Statement on Form N-14.

(5)		Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(6)	Investment Management Agreements:

	(a)	Form of Investment Advisory Agreement between the Trust and Optima Asset Management LLC – filed herewith.

	(b)	Form of Investment Sub-Advisory Agreement between Optima Asset Management LLC and Anthony Capital Management, LLC – filed herewith.

(7)	Distribution Agreements:

	(a)	Distribution Agreement is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 212 filed with the Commission on April 29, 2020.

	(b)	Novated Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 270 filed with the Commission on December 17, 2021.

(8)	Not applicable.

(9)	Custody Agreements:

	(a)	Custody Agreement is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 212 filed with the Commission on April 29, 2020.

(10)	Distribution Plan and Rule 18f-3 Plan:

	(a)	Amended and Restated Distribution (Rule 12b-1) Plan – filed herewith.

	(b)	Multiple Class Rule 18f-3 Plan – filed herewith.

(11)	Opinion of Counsel:

	(a)	Opinion and consent of counsel as to the legality of the securities being registered – filed herewith.

(12)	Form of opinion as to tax matters and consent – filed herewith.

(13)	Other Material Contracts

	(a)	Transfer Agency Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(b)	Fund Accounting Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(c)	Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(d)	Form of Operating Expense Limitation Agreement – filed herewith.

(14)	Other Opinions:

	(a)	Consent of Cohen & Company, Ltd. (Acquired Fund) – filed herewith.

	(b)	Consent of Tait, Weller and Baker LLP (Acquiring Fund) – filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney:

	(a)	Powers of Attorney – filed herewith.

(17)	Powers of Attorney:

	(a)	Form of Proxy Card – filed herewith.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 1st day of October 2025.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Scott Schulenburg
Scott Schulenburg, President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed on the 1st day of October 2025 by the following persons in the capacities set forth below.

Signature	Title

/s/ Thomas Knipper†
Thomas Knipper	Trustee

/s/ Kathleen K. Shkuda†
Kathleen K. Shkuda	Trustee

/s/ Larry D. Tashjian†
Larry D. Tashjian	Trustee

/s/ John P. Zader†
John P. Zader	Trustee

/s/ Terrance P. Gallagher†
Terrance P. Gallagher	Trustee

/s/ Joy Ausili†
Joy Ausili	Trustee

/s/ Scott Schulenburg
Scott Schulenburg	President and Principal Executive Officer

/s/ Rita Dam
Rita Dam	Treasurer and Principal Financial Officer

† By:	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney filed herewith.

Exhibit Index

Form of Investment Advisory Agreement between the Trust and Optima Asset Management, LLC	EX-16.6(a)
Form of Investment Sub-Advisory Agreement between Optima Asset Management LLC and Anthony Capital Management, LLC	EX-16.6(b)
Amended and Restated Distribution (Rule 12b-1) Plan	EX-16.10(a)
Multiple Class Rule 18f-3 Plan	EX-16.10(b)
Opinion and Consent of Counsel	EX-16.11(a)
Form of Opinion as to Tax Matters and Consent	EX-16.12
Form of Operating Expense Limitation Agreement	EX-16.13(d)
Consent of Cohen & Company, Ltd. (Acquired Fund)	EX-16.14(a)
Consent of Tait, Weller & Baker LLP (Acquiring Fund)	EX-16.14(b)
Powers of Attorney	EX-16.16(a)
Form of Proxy Card	EX-16.17(a)